File No. 33-53340

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 7

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

           The First Trust Special Situations Trust 46
                STRATEGIC EQUITY TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  September 29, 2000
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1
                                184,949 UNITS

PROSPECTUS
Part One
Dated September 27, 2000

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Strategic Equity Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon bonds issued by the State of Illinois (the "zero coupon bonds") and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. At August 16, 2000, each Unit represented a 1/184,949 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 100 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, multiplied by 100, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the net amount invested) excluding income and principal cash. At August 16, 2000, the Public Offering Price per 100 Units was $2,070.00 (see "Public Offering" in Part Two). The minimum purchase is 100 Units.

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
                             NIKE SECURITIES L.P.
                                   Sponsor

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1
            SUMMARY OF ESSENTIAL INFORMATION AS OF AUGUST 16, 2000
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Aggregate Maturity Value of Zero Coupon Bonds in the Trust          $1,890,000
Number of Units                                                        184,949
Fractional Undivided Interest in the Trust per Unit                  1/184,949
Public Offering Price:
  Aggregate Value of Securities in the Portfolio                    $3,701,147
  Aggregate Value of Securities per 100 Units                        $2,001.17
  Income and Principal cash (overdraft) in the Portfolio            $(100,572)
  Income and Principal cash (overdraft) per 100 Units                 $(54.38)
  Sales Charge 6.157% (5.8% of Public Offering Price,
    excluding income and principal cash)                               $123.21
  Public Offering Price per 100 Units                                $2,070.00
Redemption Price and Sponsor's Repurchase Price per 100
Units ($123.21 less than the Public Offering Price per
  100 Units)                                                         $1,946.79

Date Trust Established                                        October 28, 1992
Mandatory Termination Date                                      August 1, 2007
Evaluator's Annual Fee: $.30 per 100 Units outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                Maximum of $.25 per 100
  of the Sponsor                                    Units outstanding annually

Trustee's Annual Fee:  $.84 per 100 Units outstanding.
Income Distribution Record Date: First day of each July and twentieth day of each December.
Income Distribution Date: Fifteenth day of each July and thirty-first day of each December.
Capital Record Date and Distribution Date: Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Any remaining balance in the Capital Account will be distributed in December of each year.
A Unit holder who owns at least 2,500 Units may request an "In-Kind Distribution" upon termination of the Trust. See "Rights of Unit Holders - How are Income and Capital Distributed?" in Part Two.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 46,
Strategic Equity Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 as of May 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 at May 31, 2000, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
September 8, 2000

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                                 May 31, 2000


                                    ASSETS

Securities, at market value (cost, including accretion
  on the zero coupon bonds, $2,162,109) (Note 1)                  $3,588,689
Dividends receivable                                                   2,657
Cash                                                                  32,692
                                                                  __________
                                                                   3,624,038

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                      774
                                                                  __________

Net assets, applicable to 191,405 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion on
    the zero coupon bonds (Note 1)                   $2,162,109
  Net unrealized appreciation (Note 2)                1,426,580
  Distributable funds                                    34,575
                                                     __________

                                                                  $3,623,264
                                                                  ==========

Net asset value per 100 units                                      $1,892.98
                                                                  ==========


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                     PORTFOLIO - See notes to portfolio.

                                 May 31, 2000


   Maturity                                                          Market
    value           Name of Issuer and Title of Security             value

                    State of Illinois, General Obligation College
                      Savings Bonds, Series of October 1992
                      (Zero Coupon) (1) (AAA Rated) (2)
                      (AMBAC Insured) (3) maturing:
   $440,000         August 1, 2004                                    $354,319
    470,000         August 1, 2005                                     358,356
    490,000         August 1, 2006                                     353,402
    490,000         August 1, 2007                                     333,965
 __________                                                         __________

 $1,890,000         Total Zero Coupon Bonds                          1,400,042
 ==========

     Number
   of Shares        Name of Issuer of Equity Securities

      3,047         Abbott Laboratories                                124,383
      3,447 (4)     Archer-Daniels-Midland Company                      41,150
      3,693         Automatic Data Processing, Inc. (ADP)              202,886
        679         Bandag, Inc.                                        16,848
      2,571         Bristol-Myers Squibb Company                       141,567
      2,124         Coca-Cola Company                                  113,369
      2,972         ConAgra, Inc.                                       68,543
      6,726 (5)     General Electric Corporation                       353,539
      1,703         Heinz (HJ) Company                                  66,737
      3,838         McDonald's Corporation                             137,450
      2,019         Merck & Company, Inc.                              150,668
      1,325         Quaker Oats                                         97,471
      1,515         R.R. Donnelley and Sons Company                     37,402
      2,204         Sara Lee Corporation                                39,672
      2,313         SLM Holding Corporation                             77,920
      8,698         Walgreen Company                                   246,806
      2,786         Wal-Mart Stores, Inc.                              160,543
        291         Waste Management, Inc.                               5,929
      1,321         Wm. Wrigley Jr. Company                            105,764
                                                                    __________
                      Total equity securities                        2,188,647
                                                                    __________

                    Total investments                               $3,588,689
                                                                    ==========

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                              NOTES TO PORTFOLIO

                                 May 31, 2000


(1) The zero coupon bonds have been purchased at a discount from their par value because there is no stated interest income thereon. Over the life of the zero coupon bonds the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof. In the Sponsor's opinion, it is unclear whether distributions from the Trust relating to the Zero Coupon Bonds are exempt from Illinois income taxes. Under current regulations of the State of Illinois, the tuition fee credit associated with its General Obligation College Savings Bonds, Series of October 1992, will not be passed through to Unit holders of the Trust. The Sponsor is currently unable to predict whether or to what extent pass-through treatment of the tuition fee credit may be permitted to a Unit holder of the Trust.

(2)   The rating is by Standard & Poor's Corporation.

(3) Insurance has been obtained by the Sponsor prior to the Date of Deposit. No premium is payable by the Trust.

(4)   The number of shares reflects the effect of a 5% stock dividend.

(5)   The number of shares reflects the effect of a three for one stock split.


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                   Year ended May 31,

                                              2000        1999        1998

Interest income                              $81,822      82,053      84,123
Dividends                                     30,910      28,339      29,532
                                            ________________________________
    Total investment income                  112,732     110,392     113,655

Expenses:
  Trustee's fees and related expenses        (3,166)     (3,987)     (3,952)
  Evaluator's fees                             (673)       (630)       (694)
  Supervisory fees                             (516)       (525)       (579)
                                            ________________________________
  Total expenses                             (4,355)     (5,142)     (5,225)
                                            ________________________________
    Investment income - net                  108,377     105,250     108,430

Net gain (loss) on investments:
  Net realized gain (loss)                   105,259      67,345     170,113
  Change in net unrealized appreciation
    or depreciation                        (109,011)     156,639     407,087
                                            ________________________________
                                             (3,752)     223,984     577,200
                                            ________________________________

Net increase (decrease) in net assets
  resulting from operations                 $104,625     329,234     685,630
                                            ================================

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year ended May 31,

                                              2000       1999        1998

Net increase (decrease) in net assets
     resulting from operations:
  Investment income - net                   $108,377     105,250     108,430
  Net realized gain (loss) on investments    105,259      67,345     170,113
  Change in net unrealized appreciation
    or depreciation on investments         (109,011)     156,639     407,087
                                          __________________________________
                                             104,625     329,234     685,630

Units redeemed (14,505, 8,284 and
   35,171 in 2000, 1999 and 1998,
   respectively)                           (269,037)   (152,971)   (553,473)

Distributions to unit holders:
  Investment income - net                   (23,913)    (22,486)    (22,754)
  Principal from investment transactions           -           -           -
                                          __________________________________
                                            (23,913)    (22,486)    (22,754)
                                          __________________________________
Total increase (decrease) in net assets    (188,325)     153,777     109,403

Net assets:
  At the beginning of the year             3,811,589   3,657,812   3,548,409
                                          __________________________________
  At the end of the year (including
    distributable funds applicable
    to Trust units of $34,575,
    $11,644 and $8,102 at May 31,
    2000, 1999 and 1998 respectively)     $3,623,264   3,811,589   3,657,812
                                          ==================================
Trust units outstanding at the end
  of the year                                191,405     205,910     214,194


               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The zero coupon bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities as reported by the evaluator.

Investment income -

Dividends on each equity security are recognized on such equity security's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the zero coupon bonds. Such amortization is included in the cost of the zero coupon bonds and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's zero coupon bonds is based on the offering price of the zero coupon bonds on the dates the zero coupon bonds were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the
Trust.   The cost of securities sold is determined using the average cost method.  Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $.84 per annum per 100 units outstanding based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.30 per 100 units outstanding. The Trust also pays recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at May 31, 2000 follows:

                                       Zero coupon    Equity
                                          bonds     securities       Total

Unrealized appreciation                  $42,029     1,428,941    1,470,970
Unrealized depreciation                        -      (44,390)     (44,390)
                                         __________________________________

                                         $42,029     1,384,551    1,426,580
                                         ==================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the zero coupon bonds and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Income distributions to unit holders are made semiannually on July 15 and December 31 to unit holders of record on July 1 and December 20, respectively. Principal distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of each month if the amount available for distribution equals at least $1.00 per 100 Units. Any remaining balance in the principal cash account will be distributed in December of each year.

Selected data per 100 units of the Trust outstanding throughout each year -

                                                     Year ended May 31,

                                                2000        1999       1998

Investment income - interest and dividends      $56.20       52.59      49.11
Expenses                                         (2.17)      (2.45)     (2.26)
                                             ________________________________
    Investment income - net                      54.03       50.14      46.85

Distributions to unit holders:
  Investment income - net                       (11.75)     (10.64)     (9.56)
  Principal from investment transactions             -           -          -
Net gain (loss) on investments                    (.39)     103.88     247.44
                                             ________________________________
    Total increase (decrease) in net assets      41.89      143.38     284.73

Net assets:
  Beginning of the year                       1,851.09    1,707.71   1,422.98
                                             ________________________________

  End of the year                            $1,892.98    1,851.09   1,707.71
                                             ================================

Investment income - interest and dividends, Expenses and Investment income - net per 100 units have been calculated based on the weighted-average number of units outstanding during each year (200,597, 209,917 and 231,442 units during the years ended May 31, 2000, 1999 and 1998, respectively). Distributions to unit holders of Investment income - net per 100 units reflects the Trust's actual distributions of approximately $6.60 per 100 units to 205,910 units on July 15, 1999, approximately $5.15 per 100 units to 200,450 units on December 31, 1999, approximately $6.02 per 100 units to 212,084 units on July 15, 1998, approximately $4.62 per 100 units to 210,264 units on December 31, 1998, approximately $5.41 per 100 units to 245,475 units on July 15, 1997 and approximately $4.15 per 100 units to 228,570 units on December 31, 1997.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                       STRATEGIC EQUITY TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                         STRATEGIC EQUITY TRUST

     The First Trust(registered trademark) Special Situations Trust

PROSPECTUS
Part Two                              NOTE: THIS PART TWO PROSPECTUS MAY
Dated September 29, 2000                      ONLY BE USED WITH PART ONE

The Trust. The First Trust Special Situations Trusts (the "Trusts" and each a "Trust") are unit investment trusts consisting of portfolios containing zero coupon bonds issued by the State of Illinois and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of their portfolios in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of the Trusts' portfolios in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. The Trusts have a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Each Unit of a Trust represents an undivided fractional interest in all the Securities deposited in the Trusts. The Trusts have been organized so that purchasers of Units should receive, by the termination of the Trusts, an amount per Unit at least equal to $10.00 (which is equal to the cumulative per Unit value upon maturity of the Zero Coupon Bonds), even if the Trusts never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trusts provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUSTS MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Zero Coupon Bonds deposited in the Trust will mature on August 1st of 2004, 2005, 2006 and 2007 (the "Zero Coupon Bonds' Maturity Dates"). The Zero Coupon Bonds in the Trust had an aggregate maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The Equity Securities deposited in the Trusts' portfolio have no fixed maturity date and the value of these underlying Equity Securities will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Equity Securities owned by the Trusts. See "Portfolio" appearing in Part One for each Trust.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trusts, was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as the Zero Coupon Bonds are outstanding. The insurance relates only to the Zero Coupon Bonds in the Trusts and not to the Units offered hereby. See "How are the Zero Coupon Bonds Insured?" No representation is made as to Ambac Assurance Corporation's ability to meet its commitments.

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The secondary market Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of a Trust plus a sales charge as indicated in Part One for each Trust. The minimum purchase is as indicated in Part One for each Trust. The sales charge is reduced on a graduated scale for sales involving at least a minimum number of Units. See "How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions of dividends and capital, if any, received by a Trust will be paid in cash on the Distribution Date to Unit holders of record on the Record Date as set forth in the "Summary of Essential Information" appearing in Part One for each Trust. Any distribution of income and/or capital will be net of the expenses of a Trust. Distributions of funds in the Capital Account, if any, will be made at least annually in December of each year. THE ZERO COUPON BONDS DO NOT PROVIDE FOR THE PAYMENT OF ANY CURRENT INTEREST AND PROVIDE FOR PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY AT FACE VALUE UNLESS SOLD SOONER. UNIT HOLDERS MAY BE SUBJECT TO STATE INCOME TAX WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE ZERO COUPON BONDS AS IF A DISTRIBUTION OF INCOME HAD OCCURRED. With certain exceptions applicable to corporate Unit holders, tax-exempt original issue discount which accrues with respect to the Zero Coupon Bonds will retain its status as tax-exempt original issue discount for Federal income tax purposes. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of a Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of a Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trusts and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. As of the date of this Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Zero Coupon Bonds plus the aggregate underlying value of the Equity Securities in a Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of a Trust. See "How May Units be Redeemed?"

Termination. Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash by the termination of a Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after a Trust is terminated. See "Rights of Unit Holders-How are Income and Capital Distributed?"

                         STRATEGIC EQUITY SERIES

                The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trusts" and each a "Trust"). Each Series consists of an underlying separate unit investment trust consisting of zero coupon bonds issued by the State of Illinois and common stocks, created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator, and First Trust Advisors L.P., as Portfolio Supervisor.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of its portfolio in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of a Trust's portfolio in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively, the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. Each Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. The Equity Securities in a Trust consist of common stocks of companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trust was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as such Zero Coupon Bonds are outstanding. See "How are the Zero Coupon Bonds Insured?"

What are the Expenses and Charges?

With the exception of brokerage fees discussed above and bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information," the Sponsor will not receive any fees in connection with its activities relating to the Trust. However, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information," for providing portfolio supervisory services for a Trust. Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. In providing such supervisory services, the portfolio Supervisor may purchase research services from a variety of sources which may include dealers of a Trust.

Subsequent to the initial offering period, First Trust Advisors L.P., in its capacity as Evaluator for the Trusts, will receive a fee as indicated in the "Summary of Essential Information." Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month.

The Trustee pays certain expenses of the Trusts for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to the Trusts an annual fee as set forth in the "Summary of Essential Information." Such fee is based upon the largest aggregate number of Units of such Trust outstanding during the calendar year, except during the initial offering period, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of a Trust to the extent funds are available and then from the Capital Account of such Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Because the above fees are generally calculated based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" will be higher during any year in which redemptions of Units occur.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trusts, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by a Trust: all legal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect each Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on each Trust. In addition, the Trustee is empowered to sell Equity Securities in the Trusts in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of a Trust except that the Trustee shall not sell Zero Coupon Bonds to pay Trust expenses. Since the Equity Securities are all common stocks and the income stream produced by dividend payments, if any, is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a Trust. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders and may tend to reduce gains or increase the losses which are ultimately received by the Unit holders from investing in the Trusts. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor.
So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.0050 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units of the Trusts. The summary is limited to investors who hold the Units as

"capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the
"Code"). Unit holders should consult their tax advisors in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trusts.

At the respective times of issuance of the Zero Coupon Bonds, opinions relating to the validity thereof and to the exclusion of interest and original issue discount thereon from Federal gross income were rendered by bond counsel to the respective issuing authority. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trusts of the proceedings relating to the issuance of the Zero Coupon Bonds or of the bases for such opinions. If the interest or original issue discount on a Zero Coupon Bond should be determined to be taxable, the Zero Coupon Bond would generally be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received or original issue discount accrued prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Zero Coupon Bonds by the Trustee or of a Unit by a Unit holder is, however, includable in gross income for Federal income tax purposes. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) If a Zero Coupon Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Zero Coupon Bond. If a Zero Coupon Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Zero Coupon Bond. Zero Coupon Bond premium is amortized over the remaining term of the Zero Coupon Bond, and the tax basis of the Zero Coupon Bond is reduced each tax year by the amount of the premium amortized in that tax year.

For purposes of the following discussion and opinions, it is assumed that each Equity Security is equity for Federal income tax purposes and that each Zero Coupon Bond is debt the interest on which is excluded for Federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. Each Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of a Trust will be treated as income of the Unit holders thereof under the Code. Each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust. For Federal income tax purposes interest and accrued original issue discount on Zero Coupon Bonds which is excludable from gross income under the Code will retain its status when received by the Trust and when distributed to a Unit holder; however, such interest may be taken into account in computing the alternative minimum tax and an additional tax on branches of foreign corporations as noted below.

2. Each Unit holder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unit holder (except to the extent an In-Kind Distribution of stock is received by such Unit holder as described below). If a Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata portion of all the securities represented by the Unit. The price a Unit holder pays for his or her Units is allocated among his or her pro rata portion of each asset held by a Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unit holder purchases his or her Units) in order to determine his or her initial tax basis for his or her pro rata portion of each asset held by a Trust. The amount of a Unit holder's share of any gain or loss recognized upon the disposition of Equity Securities or the Zero Coupon Bonds is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his or her basis for his or her fractional interest in the asset disposed of. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his or her Units are sold or redeemed for an amount equal to or less than his or her original cost. The basis of each Unit and of each Zero Coupon Bond is increased by the Unit holder's share of the amount of accrued tax-exempt original issue discount (and market discount, if the Unit holder elects to include market discount in income as it accrues).

3. For Federal income tax purposes, a Unit holder's pro rata portion of dividends, as defined by Section 316 of the Code, paid by a corporation with respect to an Equity Security held by a Trust, are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Equity Security which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unit holder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unit holder has held his or her Units.

4. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unit holders should consult their tax advisors regarding the recognition of such capital gains and losses for Federal income tax purposes.

5. Insurance proceeds received by a Trust under any insurance policies which represent maturing interest on defaulted Zero Coupon Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Zero Coupon Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Zero Coupon Bonds, rather than the insurer, will pay debt service on the Zero Coupon Bonds.

Indebtedness Incurred or Continued to Purchase or Carry Units. Because a Trust will hold Zero Coupon Bonds, Counsel for the Sponsor has also advised that under Section 265 of the Code, a portion of any interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that indebtedness need not be directly traceable to the purchase or carrying of Zero Coupon Bonds or Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units.

Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unit holder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate Unit holders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46-day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unit holder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. To the extent (if any) dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, because the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unit holders should consult with their tax advisors with respect to the limitations on and possible modifications to the dividends received deduction.

Computation of Original Issue Discount. Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Zero Coupon Bond, depending upon the date the Zero Coupon Bond was issued. In addition, special rules apply if the purchase price of a Zero Coupon Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Zero Coupon Bond on the date a Unit holder acquires his or her Unit, and the price the Unit holder pays for his or her Unit. Because of the complexity of these rules relating to the accrual of original issue discount, Unit holders should consult their tax advisors as to how these rules apply.

Market Discount. The Revenue Reconciliation Act of 1993 (the "1993 Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Zero Coupon Bonds or the price a Unit holder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Zero Coupon Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Zero Coupon Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisors regarding these rules and their application.

Limitations on Deductibility of Trust Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. As discussed above, a Unit holder may, to the extent such gains are not treated as market discount, recognize taxable gain (or loss) when a Security is disposed of by the Trust or if the Unit holder disposes of a Unit. In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Generally, capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. Net short-term capital gain is taxed at the same rates as ordinary income. The Taxpayer Relief Act of 1997 (the "1997 Act") provides that the application of these rules in the case of pass-through entities such as the Trust will be prescribed in future U.S. Treasury Regulations. Accordingly, Unit holders should consult their own tax advisors as to the tax rate applicable to capital gain dividends. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units.

If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust including his or her pro rata portion of all the Equity Securities represented by the Unit. The 1997 Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, off-setting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sale rules. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Computation of the Unit Holder's Tax Basis. Initially, a Unit holder's tax basis in his or her Units will generally equal the price paid by such Unit holder for his or her Units. The cost of the Units is allocated among the Securities held in the Trust in accordance with the proportion of the fair market value of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unit holder's tax basis for his or her pro rata portion of each Security. A Unit holder's tax basis in his or her Units and his or her pro rata portion of an Equity Security held by the Trust will be reduced to the extent dividends paid with respect to such Equity Security are received by the Trust which are not taxable as ordinary income as described above.

Special Tax Consequences of In-Kind Distributions Upon Termination of the Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?", under certain circumstances a Unit holder who owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust may request an In-Kind Distribution upon the termination of the Trust. The Unit holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit holders-How are Income and Capital Distributed?" Zero Coupon Bonds held by a Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Zero Coupon Bonds are discussed above. As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution will result in a Unit holder's receiving whole shares of stock plus, possibly, cash.

The potential tax consequences that may occur under an In Kind Distribution with respect to each Equity Security held by the Trust will depend on whether or not a Unit holder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation. A Unit holder will not recognize gain or loss if a Unit holder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Security held by the Trust. However, if a Unit holder also receives cash in exchange for a fractional share of an Equity Security held by the Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his or her tax basis in such fractional share of an Equity Security held by the Trust.

Because a Trust will own many Equity Securities, a Unit holder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by a Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Equity Security owned by the Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisors in this regard.

Collateral Tax Consequences Relating to the Zero Coupon Bonds. In general, Section 86 of the Code provides that 50% of the Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest and original issue discount. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest and original issue discount is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest or tax-exempt original issue discount, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest or tax-exempt original issue discount. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest and original issue discount) does not exceed the base amount need not include any Social Security benefits in gross income.

In the case of certain of the Zero Coupon Bonds in a Trust, the opinions of bond counsel indicate that interest on such Zero Coupon Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Zero Coupon Bonds, or persons related thereto, for periods while such Zero Coupon Bonds are held by such a user or a related person, will not be excludable from Federal gross income, although interest on such Zero Coupon Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should consult their tax advisor.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

Certain Tax Matters Applicable to Corporate Unit Holders. In the case of certain corporations, the alternative minimum tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or Fasit) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all Zero Coupon Bonds in the Trusts. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Zero Coupon Bonds in the Trust.

Unit holders should consult their tax advisors with respect to the particular tax consequences to them, including the corporate alternative minimum tax and the branch profits tax imposed by Section 884 of the Code. Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

The Zero Coupon Bonds provide that holders may be eligible to receive grants under a higher education grant program. No opinion is expressed regarding the Federal or state income tax treatment associated with the grant payments.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified by the Internal Revenue Service that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of tax-exempt original issue discount on the Zero Coupon Bonds will not generally be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisors. In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unit holders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unit holders should consult their own tax advisors regarding the imposition of U.S. withholding on distributions from the Trust.

Unit holders will be notified annually of the amount of tax-exempt original issue discount and the amount of income dividends includable in the Unit holder's gross income and allocable portion of Trust expenses which may be claimed as itemized deductions.

Dividend income, long-term capital gains and accrual of tax-exempt original issue discount may be subject to state and local taxes.
Investors should consult their tax advisors for specific information on the tax consequences of particular types of distributions.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

State Tax Considerations. ALTHOUGH BOND COUNSEL HAS ISSUED ITS OPINION THAT INTEREST ON THE ZERO COUPON BONDS IS EXEMPT FROM PRESENT ILLINOIS INCOME TAXES, BASED ON REGULATIONS ISSUED BY THE ILLINOIS DEPARTMENT OF REVENUE, IT IS UNCLEAR WHETHER DISTRIBUTIONS FROM THE TRUST RELATING TO THE ZERO COUPON BONDS WOULD BE SO EXEMPT. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE STATE INCOME TAX CONSEQUENCES OF OWNING UNITS.

                                PORTFOLIO

What are the Zero Coupon Bonds?

By virtue of the insurance obtained by the Sponsor, the Zero Coupon Bonds included in a Trust are original issue discount bonds rated at the date hereof "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). See "Description of Bond Ratings" for further information. Specifically, the Zero Coupon Bonds in a Trust are general obligation bonds designated as State of Illinois General Obligation College Savings Bonds, Series of October 1992. As general obligation bonds issued by the State of Illinois, the Zero Coupon Bonds are backed by the taxing power of the State of Illinois and are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. UNDER CURRENT REGULATIONS OF THE STATE OF ILLINOIS, THE TUITION FEE CREDIT ASSOCIATED WITH ITS GENERAL OBLIGATION COLLEGE SAVINGS BONDS, SERIES OF OCTOBER 1992, WILL NOT BE PASSED THROUGH TO UNIT HOLDERS OF THE TRUSTS. THE SPONSOR IS CURRENTLY UNABLE TO PREDICT WHETHER OR TO WHAT EXTENT PASS-THROUGH TREATMENT OF THE TUITION FEE CREDIT MAY BE PERMITTED TO A UNIT HOLDER OF THE TRUSTS.

Special Considerations and Risk Factors. The Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment of principal and interest at maturity at face value unless sooner sold. The Zero Coupon Bonds are not subject to redemption prior to maturity. The Zero Coupon Bonds may be subject to more price volatility than conventional bonds. The Zero Coupon Bonds share the basic features of
(1) not paying interest on a semi-annual basis and (2) providing for the implicit reinvestment of each bond's semi-annual accretion at such bond's stated yield to maturity. This implicit reinvestment of accretion at the same rate eliminates the risk of being unable to reinvest the income on each bond at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future.

An investment in a Trust should be made with an understanding of the risks which an investment in Zero Coupon Bonds issued by the State of Illinois may entail.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's have rated the Zero Coupon Bonds "Aa2" and "AA," respectively. See "Description of Bond Ratings" for further information. These ratings reflect the views of such organizations, and an explanation of the significance of such ratings may be obtained only from the respective rating agency. The ratings on the Zero Coupon Bonds were applied for by the State, and certain information and materials, all of which are not contained in this prospectus, were supplied to Moody's and Standard & Poor's. The ratings are not a "market" rating nor a recommendation to buy, sell or hold the Zero Coupon Bonds and the ratings and the Zero Coupon Bonds should be evaluated independently. The ratings are subject to change or withdrawal at any time and any such change or withdrawal may affect the market price or marketability of the Zero Coupon Bonds. However, the Sponsor has obtained insurance from Ambac Assurance Corporation on the Zero Coupon Bonds included in the Trust. As a result of such insurance the Zero Coupon Bonds are automatically rated "AAA" by Standard & Poor's.

The "AA" rating on Illinois' GO debt reflects a deep and diversified economy, an improving financial condition, and moderate debt levels. The positive outlook is affirmed, while further credit improvement will be contingent on the state eliminating its unreserved GAAP balance deficit, as well as funding its newly established budget stabilization reserve at a level commensurate with the size of its budget and approximating that of other highly rated states.

Illinois' economic expansion is showing some signs of softening, with year-to-year employment growth less than half of the U.S. average, and the unemployment rate hovering around the national mark. For fiscal 2000, the outlook is for continued, albeit more modest, growth. Manufacturing continues to experience mixed results, with strength in electrical equipment and steel production compensating for a decline in chemical, agricultural, and construction equipment manufacturing. Illinois' substantial export market experienced a weak 1999, due to weak overseas markets. Illinois' economy continues to be constrained by an agricultural sector suffering from falling commodity prices, increased competition and drought conditions. Despite the softening economic conditions, Illinois' recent history of conservative budget practices should continue to aid the state in producing continued financial improvement.

Strong personal income tax receipt growth, coupled with decreases in subsidized care, social service caseloads and overall spending restraint have produced improved cash balances, which were $1.517 billion at fiscal year-end 2000, the highest in state history. The GAAP deficit, which was $951 million at fiscal year-end 1996, narrowed to $213 million on the strength of solid fiscal 1997 and 1998 operations. However, despite a budgetary surplus in 1999, the state recorded a $90 million deficit on a GAAP basis due to increased educational statutory deferrals.

Outlook. The positive outlook recognizes progress that the state has made in improving its financial condition. However, further credit improvement will be contingent on elimination of the unreserved GAAP balance deficit and the funding of the budget stabilization reserve at about 5% of expenditures-a level consistent with those of other highly rated states.

The foregoing information constitutes only a brief summary of some of the general factors which may impact the Zero Coupon Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the Zero Coupon Bonds in the Trust may be subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the State of Illinois, could affect or could have an adverse impact on the financial condition of the State of Illinois and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the State of Illinois, the market value or marketability of the Zero Coupon Bonds or the ability of the State of Illinois to pay principal of and interest on the Zero Coupon Bonds at maturity.

How are the Zero Coupon Bonds Insured?

All Zero Coupon Bonds in the portfolio of a Trust are insured as to the scheduled payment of principal and interest by a policy obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation ("Ambac Assurance" or "Ambac"), a Wisconsin-domiciled stock insurance company. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The premium for such insurance has been paid in advance by the Sponsor and such policy is noncancellable and will continue in force as long as the Zero Coupon Bonds so insured are outstanding and Ambac Assurance remains in business.

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,141,000,000 (unaudited) and statutory capital of approximately $2,556,000,000 (unaudited) as of June 30, 2000. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion (if applicable) to the effect that the payment of insurance proceeds representing maturing interest on defaulted Zero Coupon Bonds paid by Ambac Assurance would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. See "What is the Federal Tax Status of Unit Holders?"

What are Equity Securities?

Each Trust also consists of different issues of Equity Securities, issued by companies which, at the Initial Date of Deposit, provided income or were considered to have potential for capital appreciation and were listed on a national securities exchange or The Nasdaq Stock Market or were traded in the over-the-counter market. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. The companies which are included in the portfolio are actively-traded, well-established corporations and are considered to be generally diversified by type of industry.

Each Trust consists of such of the Securities listed under "Portfolio" appearing in Part One for the Trust as may continue to be held from time to time in each Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Although the Portfolios are not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). See "How May Securities be Removed from a Trust?" Equity Securities, however, will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by a Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in a Portfolio may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trusts may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trusts, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unit holders will be unable to dispose of any of the Equity Securities in the Portfolios, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trusts and will vote such stocks in accordance with the instructions of the Sponsor.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in a Trust.

The value of the Equity Securities, like the value of the Zero Coupon Bonds, will fluctuate over the life of a Trust and may be more or less than the price at which they were deposited in a Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities. However, the Sponsor believes that, even if the Equity Securities deposited in a Trust are worthless, an event which the Sponsor considers highly unlikely, the Zero Coupon Bonds will provide sufficient principal to at least equal $10.00 per Unit by the termination of a Trust (which is equal to the cumulative per Unit value by the maturity of the Zero Coupon Bonds). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of a Trust on a date when the value of the Units is $10.00 or less, total distributions, including distributions made upon termination of a Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of a Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from a Trust?"

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on a Trust. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on a Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus the applicable sales charge.

The minimum purchase of the applicable Trust is as indicated in Part One for each Trust. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                    Percent of     Percent of
                                    Offering       Net Amount
Number of Units                     Price          Invested
____________________________        ___________    __________
  10,000 but less than 50,000       0.60%          0.6036%
  50,000 but less than 100,000      1.30%          1.3171%
100,000 or more                     2.10%          2.1450%

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charges for Units sold.

Any such reduced sales charge shall be the responsibility of the selling broker/dealer, bank or other selling agent. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one broker/dealer, bank or other selling agent. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the broker/dealer, bank or other selling agent of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the brokers/dealers, banks or other selling agents and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the secondary public offering period. With respect to current and retired employees and officers (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of any of the issuers of the Equity Securities, the sales charge is reduced by 1% of the Public Offering Price for purchases of Units during the secondary public offering period.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" in Part One for each Trust in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of the Trust, (b) if net bid prices are not available for the Zero Coupon Bonds, on the basis of bid prices for comparable securities, (c) by determining the value of the Zero Coupon Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. The aggregate underlying value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The Evaluator on each business day will appraise or cause to be appraised the value of the underlying Equity Securities in the Trust as of the Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day," as used herein and under "Rights of Unit Holders-How May Units be Redeemed?", shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange, Inc.: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Although payment is normally made three business days following the order for purchase (the date of settlement), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which broker/dealers, banks or other selling agents of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker/dealer, bank or other selling agent may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker/dealer, banks or other selling agents that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying broker/dealers, banks or other selling agents for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge as indicated in Part One for each Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" in Part One for each Trust. Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units or pay expenses, will, however, be distributed on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). Notwithstanding, distributions of funds in the Capital Account, if any, will be made on the last day of each December to Unit holders of record as of December 15. Income with respect to the original issue discount on the Zero Coupon Bonds in a Trust will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after a Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless he or she elects an In-Kind Distribution as described below, (ii) a pro rata share of the amounts realized upon the disposition of the remaining Zero Coupon Bonds and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Zero Coupon Bonds may not be sold to pay for Trust expenses. Not less than 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (an "In-Kind Distribution"), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. An In-Kind Distribution will be reduced by customary transfer and registration charges. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Not less than 60 days prior to the termination of the Trust, those Unit holders with at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust will be offered the option of having the proceeds from the Equity Securities distributed "In-Kind," or they will be paid in cash, as indicated above.

A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares.

The Trustee will credit to the Income Account of a Trust any dividends received on the Equity Securities therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of a Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per 100 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day in which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, any time a Unit holder elects to tender Units for redemption, such Unit holder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of a Trust.

The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Equity Securities will be sold to meet redemptions of Units before Zero Coupon Bonds, although Zero Coupon Bonds may be sold if a Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of a Trust at least equal to $10.00 per Unit.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in a Trust plus or minus cash, if any, in the Income and Capital Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in a Trust; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust next computed; and (3) dividends receivable on Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator and supervisory fees, if any; (4) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (5) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from a Trust?

The Portfolio of each Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. Zero Coupon Bonds may be sold by the Trustee only pursuant to the liquidation of a Trust or to meet redemption requests. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Securities (or any securities or other property received by a Trust in exchange for Equity Securities) by the Trustee are credited to the Capital Account of a Trust for annual distribution to Unit holders or to meet redemptions.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Zero Coupon Bonds may only be sold if a Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of the Trust at least equal to $10.00 per Unit. Zero Coupon Bonds may not be sold by the Trustee to meet Trust expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $27 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone (630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that each Trust shall terminate upon the maturity, redemption or other disposition of the last of the Zero Coupon Bonds held in the Trust, but in no event beyond the Mandatory Termination Date indicated in Part One for each Trust under "Summary of Essential Information." A Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Capital Distributed?"

Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash upon the termination of a Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after their Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unit holder his or her pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

Experts

The financial statements of the Trust appearing in Part One of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.  Nature of and provisions of the obligation;

lll. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

________________
*  As published by the rating companies.

** Bonds insured by Ambac Assurance Corporation are automatically rated "AAA" by Standard & Poor's.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

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Page 26


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Page 27


CONTENTS:

The First Trust Special Situations Trust
Strategic Equity Series:
What is The First Trust Special Situations Trust?          3
What are the Expenses and Charges?                         3
What is the Federal Tax Status of Unit Holders?            4
Portfolio:
What are the Zero Coupon Bonds?                           10
How are the Zero Coupon Bonds Insured?                    11
What are Equity Securities?                               12
What are Some Additional Considerations for Investors?    14
Public Offering:
How is the Public Offering Price Determined?              14
How are Units Distributed?                                15
   What are the Sponsor's Profits?                        16
Rights of Unit Holders:
   How is Evidence of Ownership Issued and Transferred?   16
   How are Income and Capital Distributed?                17
   What Reports will Unit Holders Receive?                18
   How May Units be Redeemed?                             18
   How May Units be Purchased by the Sponsor?             19
   How May Securities be Removed from a Trust?            19
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                    20
   Who is the Trustee?                                    21
   Limitations on Liabilities of Sponsor and Trustee      21
   Who is the Evaluator?                                  21
Other Information:
   How May the Indenture be Amended or Terminated?        22
   Legal Opinions                                         22
   Experts                                                23
Description of Bond Ratings                               24

                               ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   First Trust(registered trademark)

                            STRATEGIC EQUITY
                                 SERIES

                             The First Trust
                        Special Situations Trust

                               Prospectus
                                Part Two
                           September 29, 2000

    First Trust(registered trademark)1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                            THIS PART TWO MUST BE
                           ACCOMPANIED BY PART ONE

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Page 28



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors



                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust Special Situations Trust Series 46 STRATEGIC EQUITY TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on September 29, 2000.

                     The First Trust Special Situations Trust
                       Series 46
                     STRATEGIC EQUITY TRUST, SERIES 1
                                    (Registrant)
                     By NIKE SECURITIES L.P.
                                    (Depositor)


                     By Robert M. Porcellino
                        Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

David J. Allen        Sole Director of    )
                      Nike Securities     )
                        Corporation,      )    September 29, 2000
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
                                          )    Attorney-in-Fact**


* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 8, 2000 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust Series dated September 27, 2000.



                                        ERNST & YOUNG LLP





Chicago, Illinois
September 26, 2000